UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2014 (September 9, 2014)

CHART ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-35762	45-28532218
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o The Chart Group, L.P. 555 5th Avenue 19th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-350-8205

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Issuance of New Promissory Notes

On September 9, 2014, Chart Acquisition Corp. (the “Company”) issued promissory notes in the aggregate amount of $750,000 as follows: $246,667 non-convertible note to Chart Acquisition Group LLC, the Company’s sponsor; $215,834 convertible note to Chart Acquisition Group LLC; $140,000 non-convertible note to Cowen Overseas Investment LP, an affiliate of Cowen and Company, LLC, one of the lead underwriters in the Company’s initial public offering (“Cowen”); $122,500 convertible note to Cowen Overseas Investment LP; $13,333 non-convertible note to Joseph R. Wright, the Company’s Chairman and Chief Executive Officer, and $11,666 convertible note to Joseph R. Wright. Payment on all of the notes and convertible notes are due on the earlier of: (i) March 13, 2015 and (ii) the date on which the Company consummates its Business Combination (as defined in the Company’s Amended and Restated Certificate of Incorporation). The convertible notes are convertible at the payee’s election upon the consummation of the Business Combination. Upon such election, the convertible notes will convert, at a price of $0.75 per share, into warrants to purchase common stock of the Company. These warrants will be identical to the placement warrants (issued in connection with the Company’s initial public offering), except that the placement warrants issued to Cowen Overseas Investment LP, so long as they are held by Cowen Overseas Investment LP or any of its related persons under FINRA rules, will expire five years from the effective date of the Company’s registration statement, or earlier upon the Company’s liquidation.

The Company issued these promissory notes in consideration for loans from the payees to fund the Company's working capital requirements. Funds in the Trust Account (as defined in the Company’s Amended and Restated Certificate of Incorporation) will not be used to repay any of these notes.

The table below sets forth the breakdown of the convertible and non-convertible notes issued to each of the payees:

	Convertible Notes	Non-Convertible Notes	Total
Chart Acquisition Group	$215,834	$246,667	$462,501
Cowen Overseas	$122,500	$140,000	$262,500
Joseph Wright	$11,666	$13,333	$24,999
Total	$350,000	$400,000	$750,000

Copies of the forms of convertible note and non-convertible note are filed as Exhibits 10.1 and 10.2.

Amendment of Existing Promissory Notes

In February 2014, the Company issued convertible promissory notes in the aggregate amount of $400,000 for additional working capital as follows: $140,000 to Cowen Overseas Investment LP, $246,667 to Chart Acquisition Group LLC and $13,333 to Joseph R. Wright (collectively, the “February Notes”). The February Notes were due upon the consummation of the Business Combination and were convertible, at the option of each payee, into warrants of the post-Business Combination entity at a price of $0.75 per warrant and have similar terms to the placement warrants. On September 9, 2014, the February Notes were amended to provide that the payment date for the February Notes shall be the earlier of: (i) March 13, 2015 and (ii) the date on which the Company consummates its initial Business Combination. The form of the February Notes, as amended, is identical to the form of convertible note filed as Exhibit 10.1.

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Amendment of Warrant Agreement

On September 12, 2014, the Company and Continental Stock Transfer & Trust Company (“Continental”) entered into an amended and restated warrant agreement (the “Amended and Restated Warrant Agreement”) to amend the terms of the warrant agreement between the parties, dated December 13, 2012. The Amended and Restated Warrant Agreement, among other things, extends the date for automatic termination of the issued and outstanding warrants of the Company (the “Warrants”) in the event the Company has not consummated a Business Combination from September 13, 2014 to March 13, 2015. A copy of the Amended and Restated Warrant Agreement is filed as Exhibit 10.3.

Amendment of Letter Agreement

On September 9, 2014, the Company, certain of the Company’s security holders, the officers and directors of the Company, Deutsche Bank Securities, Inc. (“DB”) and Cowen entered into an amended and restated letter agreement (the “Amended and Restated Letter Agreement”) to amend the terms of the letter agreement, dated December 13, 2012, between the parties. The Amended and Restated Letter Agreement, among other things, provides that any references to September 13, 2014 will be replaced with March 13, 2015 and that the number of Warrants that the Purchasers (defined below) are required to tender for in connection with the Business Combination shall be reduced by one Warrant for every two Warrants tendered in the Warrant Extension Tender Offer (defined below). A copy of the form of Amended and Restated Letter Agreement is filed as Exhibit 10.4.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. An aggregate of 466,667 warrants to purchase common stock of the Company would be issued if the entire principal balance of the convertible notes is converted. The warrants would be exercisable, subject to the terms and conditions of the warrant and during the exercise period as provided in the warrant agreement governing the warrants. The Company has relied upon Section 4(a)(2) of the Securities Act of 1933, as amended, in connection with the issuance and sale of the convertible promissory notes, as they were issued to sophisticated investors without a view to distribution, and were not issued through any general solicitation or advertisement.

Item 8.01	Other Events

Amendment of Escrow Agreement

On September 12, 2014, Chart Acquisition Group LLC, Joseph R. Wright and Cowen Overseas Investment LP (collectively, the “Purchasers”), Continental, Deutsche and Cowen entered into an amended and restated escrow agreement (“Amended and Restated Escrow Agreement”) to amend the terms of the escrow agreement between the parties dated December 19, 2012. The Amended and Restated Escrow Agreement, among other things, provides that the Company’s failure to complete a Business Combination by March 13, 2015 (rather than September 13, 2014) will, in the circumstances set forth therein, constitute a Termination Event (as defined therein) thereunder and to permit the Purchasers to use the funds held in the escrow account to purchase Warrants tendered in the Warrant Extension Tender Offer. A copy of the Amended and Restated Escrow Agreement is filed as Exhibit 10.5.

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Results of Warrant Extension Tender Offer

The tender offer by the Purchasers (the “Warrant Extension Tender Offer”) to purchase for cash up to 7,500,000 of the Warrants at a price of $0.30 per Warrant (the “Purchase Price”) expired at 11:59 p.m., New York City time, on September 11, 2014. Based upon information provided by Continental, the depositary for the Warrant Extension Tender Offer, a total of 7,700 Warrants were validly tendered and not withdrawn in the Warrant Extension Tender Offer. The Purchasers accepted for purchase all such Warrants at a Purchase Price of $0.30 per Warrant for an aggregate Purchase Price of $2,310. Such Warrants represent approximately 0.1%, as of September 12, 2014, of the outstanding Warrants issued in the Company’s initial public offering.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
Exhibit 10.1	Form of Convertible Promissory Note, dated September 9, 2014
Exhibit 10.2	Form of Promissory Note, dated September 9, 2014
Exhibit 10.3	Amended and Restated Warrant Agreement, dated September 12, 2014, by and between Continental Stock Transfer & Trust Company and Chart Acquisition Corp.
Exhibit 10.4

Form of Amended and Restated Letter Agreement, dated September 9, 2014, by and among the Company, certain of the Company’s security holders and the officers and directors of the Company, Deutsche Bank Securities, Inc. and Cowen and Company, LLC

Exhibit 10.5	Amended and Restated Escrow Agreement, dated September 12, 2014, by and among Chart Acquisition Group, LLC, Joseph Wright, and Cowen Overseas Investment, Continental Stock Transfer & Trust Company, and Deutsche Bank Securities, Inc. and Cowen and Company, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2014

CHART ACQUISITION CORP.

/s/ Michael LaBarbera
Name: Michael LaBarbera
Title: Chief Financial Officer

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